UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2001

Centura Software Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

0-21010	94-2874178
(Commission File Number)	(IRS Employer Identification Number)

975 Island Drive
Redwood Shores, California   94065
(Address of principal executive offices including zip code)

(650) 596-3400
(Registrant's telephone number, including area code)

Inapplicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition of Disposition of Assets

Centura Software Corporation, currently doing business as Mbrane (the "Registrant"), a Delaware corporation announced on February 22, 2001 the completion of a sale of its client-server database software business to Platinum Equity, LLC. This Form 8-K/A, includes a pro forma balance sheet as if the sale of the client-server database software business had occurred on December 31, 2000, and a pro forma statement of operations as if the sale of the client-server database software business had occurred January 1, 2000.

Item 7. Financial Statements and Exhibits.

Pro Forma Consolidated Balance Sheet as of December 31, 2000 (unaudited)

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2000 (unaudited)

CENTURA SOFTWARE CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2000
(IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                Pro Forma     Pro Forma
                                                   As Reported Adjustments   As Adjusted
                      ASSETS                       ----------- -----------   -----------
Current assets:
  Cash and cash equivalents.......................     $5,685      $3,732  a     $9,417
  Accounts receivable, less allowances of $1,865..     12,681      (2,418) b     10,263
  Other current assets............................      5,339      (1,052) c      4,287
                                                   ----------- -----------   -----------
    Total current assets..........................     23,705         262        23,967
Property and equipment, net.......................      3,581        (196) d      3,385
Goodwill, net.....................................      2,011          (0)        2,011
Capitalized software, net.........................      1,921      (1,104) d        817
Other intangible assets, net......................      2,771        -            2,771
Other assets......................................        861        -              861
                                                   ----------- -----------   -----------
    Total assets..................................    $34,850      (1,038)      $33,812
                                                   =========== ===========   ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
  Current portion of long-term obligations........       $465        -             $465
  Accounts payable................................      4,963         (58) e      4,905
  Accrued compensation and related expenses.......      2,147        -            2,147
  Short-term borrowings...........................      2,500        -            2,500
  Other accrued liabilities.......................      2,788        -            2,788
  Restructuring reserve...........................        836        -              836
  Deferred revenue................................     14,582     (12,253) e      2,329
                                                   ----------- -----------   -----------
    Total current liabilities.....................     28,281     (12,311)       15,970
Other long-term liabilities.......................         84         --             84
                                                   ----------- -----------   -----------

    Total liabilities.............................     28,365     (12,311)       16,054
                                                   ----------- -----------   -----------

Stockholders' equity:
  Preferred stock, no par value; 2,000 shares
    authorized; none issued and outstanding.......        --          --            --
  Common stock, par value $.01 per share; 60,000
    shares authorized; 42,906 shares issued
    and outstanding ..............................        429         --            429
  Additional paid-in capital......................    112,167         --        112,167
  Accumulated other comprehensive loss............        (93)        --            (93)
  Accumulated deficit.............................   (106,018)     11,273  f    (94,745)
                                                   ----------- -----------   -----------
    Total stockholders' equity....................      6,485      11,273        17,758
                                                   ----------- -----------   -----------

    Total liabilities and stockholder's equity....    $34,850      (1,038)      $33,812
                                                   =========== ===========   ===========

CENTURA SOFTWARE CORPORATION
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2000
(in thousands, except per share data)

                                                       Proforma       Proforma
                                        As Reported   Adjustments     Adjusted
                                        -----------   -----------    ----------
Net revenues:
  Product..............................    $17,488      ($13,407) g     $4,081
  Service..............................     23,488       (19,531) g      3,957
                                        -----------   -----------    ----------
    Total net revenues.................     40,976       (32,938)        8,038
                                        -----------   -----------    ----------
Cost of revenues:
  Product..............................      2,593        (1,935) g        658
  Service..............................      3,604        (3,097) g        507
  Amortization of acquired technology..        534           --            534
                                        -----------   -----------    ----------
    Total cost of revenues.............      6,731        (5,032)        1,699
                                        -----------   -----------    ----------
      Gross profit.....................     34,245       (27,906)        6,339
                                        -----------   -----------    ----------
Operating expenses:
  Sales and marketing..................     34,622       (27,310) g      7,312
  Engineering and product development..      9,367        (3,454) g      5,913
  General and administrative...........     10,740        (4,317) g      6,423
  Amortization of goodwill and
  workforce intangible.................      1,140           --          1,140
  Restructuring expense................        847          (782) g         65
                                        -----------   -----------    ----------
    Total operating expenses...........     56,716       (35,863)       20,853
                                        -----------   -----------    ----------
      Operating loss...................    (22,471)        7,957       (14,514)
Other income (expense):
  Interest income......................      1,025          (514) g        511
  Interest expense.....................       (647)          771  g        124
  Other non-cash charges...............     (2,540)          --         (2,540)
  Foreign currency gain................        270          (198) g         72
                                        -----------   -----------    ----------
Loss before income taxes...............    (24,363)        8,016       (16,347)
Provision for income taxes.............        439          (359) h         80
                                        -----------   -----------    ----------
Net loss...............................    (24,802)        8,375       (16,427)

Basic and diluted loss per share ......      $0.71                       $0.50
                                        ===========                  ==========

Basic weighted average common shares ..     41,236                      41,236
                                        ===========                  ==========

CENTURA SOFTWARE CORPORATION

Footnotes to Unaudited Pro Forma Consolidated Financial Statements

The accompanying unaudited pro forma financial statements have been prepared to present the effect of the sale by the Company of its client-server database software business to Platinum Equity, LLC. The pro forma balance sheet has been prepared as if the sale had occurred on December 31, 2000, and the pro forma statement of operations has been prepared as if the sale had occurred January 1, 2000.

The Pro Forma Consolidated Statement of Operations may not be indicative of the results of operations that actually would have occurred if the transaction had been in effect as of the beginning of the period, nor do they purport to indicate the results of future operations to the Company. The pro forma financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's 2000 Annual report on Form 10-K, and its 2001 Quarterly Report on Form 10-Q. Management believes that all adjustments necessary to present fairly such pro forma financial statements have been made based on the terms and structure of the transaction.

  To reflect cash proceeds from the sale of the client-server database software business.
  To reflect the sale of accounts receivable to the buyer.
  To reflect the sale of certain prepaids and other current assets to the buyer.
  To reflect the sale of equipment and capitalized software expenses to the buyer.
  To reflect the transfer of accounts payable and deferred revenue liabilities to the buyer
  To reflect the estimated gain on the sale of the client-server database software business as if it had occurred on December 31, 2000.
  To reflect the decrease in Sales, Cost of Sales, Sales and Marketing, Research and Development, General and Administrative, and Other expenses related to the client-server database software business.
  To reflect the provision for income taxes related to subsidiaries that were sold, and the estimated provision for income taxes in the remaining subsidiaries that are attributable to the business that was sold.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

CENTURA SOFTWARE CORPORATION (dba:Mbrane)

By:	/s/ John Bowman

John Bowman
Chief Financial Officer (Principal Finance and Accounting Officer)

Dated: June 15, 2001